Supplement Dated January 16, 2015
To The Prospectus Dated April 28, 2014

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Proposed Reorganization of JNL/Mellon Capital Global Alpha Fund

On January 13, 2015, the Board of Trustees ("Board") of the JNL Series Trust ("Trust") approved the reorganization of the JNL/Mellon Capital Global Alpha Fund ("Global Alpha Fund") into the JNL/AQR Managed Futures Strategy Fund ("Managed Futures Fund") (the "Reorganization"), each a series of the Trust.

Because applicable legal requirements do not require shareholder approval of the Reorganization and the Board has determined that the Reorganization is in the best interests of the Global Alpha Fund, shareholders are not being asked to vote on the Reorganization.  It is expected that the Reorganization will take place on or around April 24, 2015 ("Closing Date").

Under the terms of the Plan of Reorganization, the Global Alpha Fund's assets and liabilities will be transferred to the Managed Futures Fund in return for shares of the Managed Futures Fund of equal value as of the Closing Date. These Managed Futures Fund shares will be distributed pro rata to shareholders of the Global Alpha Fund in exchange for their fund shares. Global Alpha Fund shareholders on the Closing Date will thus become shareholders of the Managed Futures Fund and receive shares of Managed Futures Fund with a total net asset value equal to that of their shares of the Global Alpha Fund on the Closing Date.  No sales charge, redemption fees or other transaction fees will be imposed in the Reorganization. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before, and the Reorganization does not alter your rights under your contract or the obligations of the insurance company that issued the contract. The proposed transaction is expected to be tax-free for Contract owners and for the Funds for federal income tax purposes.

The investment objectives, principal investment strategies and risks of the Global Alpha Fund and the Managed Futures Fund are comparable.  A full description of the Managed Futures Fund and the terms of the proposed reorganization will be contained in a combined information statement/prospectus, which is expected to be mailed to shareholders of the Global Alpha Fund on or about March 4, 2015.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Managed Futures Fund, nor is it a solicitation of any proxy.  For more information regarding Managed Futures Fund, or to receive a free copy of an information statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission ("SEC") and becomes effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com.  The information statement/prospectus will also be available for free on the SEC's web site (www.sec.gov).  Please read the information statement/prospectus carefully before making any investment decisions.

This Supplement is dated January 16, 2015.